UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-1597419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

121 Woodlands Avenue 5,
Singapore	739009
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6018-2562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On June 27, 2025, Seagate Technology Holdings plc (the “Company”) announced the completion of its previously announced (i) offers to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes of the eight series listed in the table below and issued by Seagate HDD Cayman (“Seagate HDD”) (the “Old Notes”) for new notes to be issued by Seagate Data Storage Technology Pte. Ltd. (“SDST”) (the “New Notes”) and (ii) related solicitation of consents (each, a “Consent Solicitation” and collectively, the “Consent Solicitations”) by SDST to adopt certain Proposed Amendments (as defined below) to each of the indentures governing the Old Notes (the “Existing Indentures”).

Pursuant to the Exchange Offers and the Consent Solicitations, the aggregate principal amounts of each respective series of the Old Notes set forth in the table below were validly tendered and subsequently accepted. Such accepted Old Notes will be retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Old Notes set forth below will remain outstanding.

Title of Security	Old Notes’ CUSIP No. / ISIN	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
4.091% Senior Notes due 2029	81180WBC4 /US81180WBC47	$430,913,000	$39,516,000
3.125% Senior Notes due 2029	81180WBF7 / US81180WBF77	$99,828,000	$38,084,000
8.250% Senior Notes due 2029	81180WBN0 / US81180WBN02	$492,014,000	$7,986,000
4.125% Senior Notes due 2031	81180WBD2 / US81180WBD20	$213,235,000	$23,417,000
3.375% Senior Notes due 2031	81180WBE0 / US81180WBE03	$44,848,000	$16,040,000
8.500% Senior Notes due 2031	81180WBP5 / US81180WBP59	$470,683,000	$29,317,000
9.625% Senior Notes due 2032	81180WBM2 / US81180WBM29	$730,705,357	$19,294,243
5.750% Senior Notes due 2034	81180WAN1 / US81180WAN11	$327,609,000	$162,391,000

In connection with the settlement of the Exchange Offers, on June 30, 2025 (the “Settlement Date”), SDST issued the following New Notes in exchange for Old Notes of the corresponding series validly tendered and accepted:

•	$430,913,000 aggregate principal amount of 4.091% Senior Notes due 2029 (the “New 4.091% Notes”);

•	$99,828,000 aggregate principal amount of 3.125% Senior Notes due 2029 (the “New 3.125% Notes”);

•	$492,014,000 aggregate principal amount of 8.250% Senior Notes due 2029 (the “New 8.250% Notes”);

•	$213,235,000 aggregate principal amount of 4.125% Senior Notes due 2031 (the “New 4.125% Notes”);

•	$44,848,000 aggregate principal amount of 3.375% Senior Notes due 2031 (the “New 3.375% Notes”);

•	$470,683,000 aggregate principal amount of 8.500% Senior Notes due 2031 (the “New 8.500% Notes”);

•	$730,705,357 aggregate principal amount of 9.625% Senior Notes due 2032 (the “New 9.625% Notes”); and

•	$327,609,000 aggregate principal amount of 5.750% Senior Notes due 2034 (the “New 5.750% Notes”).

Each series of New Notes was issued pursuant to an indenture, dated as of the Settlement Date (each, an “Indenture” and collectively, the “Indentures”), by and among SDST, the Company, Seagate HDD, Seagate Technology Unlimited Company (“STUC” and, together with the Company and Seagate HDD, the “Guarantors”) and Computershare Trust Company, National Association, as trustee (the “Trustee”).

Each series of New Notes has the same interest rate, interest payment dates and maturity date as those of the corresponding series of Old Notes. Each series of New Notes has substantially the same optional redemption provisions, other than optional redemption for tax reasons, as those of the corresponding series of Old Notes. The New Notes have substantially the same covenants as the corresponding Old Notes and SDST’s 5.875% Senior Notes due 2030.

The foregoing summary of the Indentures and the New Notes does not purport to be complete and is qualified in its entirety by reference to the Indentures and the forms of the global notes attached thereto, copies of which are filed as Exhibits 4.1 to 4.16 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreements

On June 30, 2025, in connection with the completion of the Exchange Offers, SDST, the Guarantors and the dealer managers party thereto, entered into a registration rights agreement with respect to each series of the Notes (collectively, the “Registration Rights Agreements”). Each Registration Rights Agreement provides that, if any of the Notes of the applicable series are not freely transferable by persons not affiliated with the Guarantors or SDST (each, a “Registrable Security”) within 366 days after the original issuance date of the Notes, the Guarantors and SDST are required to consummate no later than 451 days after the original issuance date of the Notes, an offer to exchange all Registrable Securities for a new issue of notes with terms substantially similar to such series of Notes that will be registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective Exchange Offer Registration Statement (as defined in the Registration Rights Agreements).

If the Guarantors and SDST fail to comply with certain of their obligations under the Registration Rights Agreements with respect to any Registrable Security (each, a “Registration Default”), then additional interest will accrue on such Registrable Security at a per annum rate of 0.25% for the first 90 days following such Registration Default, with such additional interest to be increased by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum rate of 1.00% per annum, provided that all additional interest will cease to accrue on such Registrable Security upon the earlier of (1) the date on which all Registration Defaults with respect to such Registrable Security have been cured or (2) the date on which such Registrable Security becomes freely transferable by non-affiliates pursuant to Rule 144 under the Securities Act.

The foregoing description of the Registration Rights Agreements is a summary and is qualified in its entirety by the Registration Rights Agreements, copies of which are filed as Exhibits 4.17 to 4.24 to this Current Report on Form 8-K and incorporated herein by reference.

Seagate HDD Supplemental Indentures

Prior to settlement of the Exchange Offers and the Consent Solicitations and upon receipt of the requisite consents to adopt the Proposed Amendments with respect to each series of Old Notes, Seagate HDD entered into a supplemental indenture to each of the Existing Indentures (collectively, the “Seagate HDD Supplemental Indentures”).

The Seagate HDD Supplemental Indentures became operative on the Settlement Date and amended each respective Existing Indenture to, among other things, (i) eliminate from each Existing Indenture, as it relates to each series of Old Notes, all restrictive covenants and certain of the default provisions and certain other provisions, and (ii) release the guarantors from their respective obligations with respect to each series of Old Notes (collectively, the “Proposed Amendments”).

The above descriptions of the Seagate HDD Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the Seagate HDD Supplemental Indentures, copies of which are filed as Exhibits 4.25 to 4.32 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On June 27, 2025, the Company issued a press release announcing the final results of the Exchange Offers and the Consent Solicitations. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture for the New 4.091% Notes, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee.

4.2	Form of New 4.091% Notes.

4.3	Indenture for the New 3.125% Notes , dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee.

4.4	Form of New 3.125% Notes.

4.5	Indenture for the New 8.250% Notes, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee.

4.6	Form of New 8.250% Notes.

4.7	Indenture for the New 4.125% Notes, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee.

4.8	Form of New 4.125% Notes.

4.9	Indenture for the New 3.375% Notes, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee.

4.10	Form of New 3.375% Notes.

4.11	Indenture for the New 8.500% Notes, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee.

4.12	Form of New 8.500% Notes.

4.13	Indenture for the New 9.625% Notes , dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee.

4.14	Form of New 9.625% Notes.

4.15	Indenture for the New 5.750% Notes, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee.

4.16	Form of New 5.750% Notes.

4.17	Registration Rights Agreement, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and the dealer managers party thereto, relating to the New 4.091% Notes.

4.18	Registration Rights Agreement, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and the dealer managers party thereto, relating to the New 3.125% Notes.

4.19	Registration Rights Agreement, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and the dealer managers party thereto, relating to the New 8.250% Notes.

4.20	Registration Rights Agreement, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and the dealer managers party thereto, relating to the New 4.125% Notes.

4.21	Registration Rights Agreement, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and the dealer managers party thereto, relating to the New 3.375% Notes.

4.22	Registration Rights Agreement, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and the dealer managers party thereto, relating to the New 8.500% Notes.

4.23	Registration Rights Agreement, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and the dealer managers party thereto, relating to the New 9.625% Notes.

4.24	Registration Rights Agreement, dated as of June 30, 2025, among Seagate Data Storage Technology Pte. Ltd., Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and the dealer managers party thereto, relating to the New 5.750% Notes.

4.25	Supplemental Indenture, dated as of June 26, 2025, among Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee, relating to Seagate HDD Cayman’s 4.091% Senior Notes due 2029.

4.26	Supplemental Indenture, dated as of June 26, 2025, among Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee, relating to Seagate HDD Cayman’s 3.125% Senior Notes due 2029.

4.27	Supplemental Indenture, dated as of June 26, 2025, among Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee, relating to Seagate HDD Cayman’s 8.250% Senior Notes due 2029.

4.28	Supplemental Indenture, dated as of June 26, 2025, among Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee, relating to Seagate HDD Cayman’s 4.125% Senior Notes due 2031.

4.29	Supplemental Indenture, dated as of June 26, 2025, among Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee, relating to Seagate HDD Cayman’s 3.375% Senior Notes due 2031.

4.30	Supplemental Indenture, dated as of June 26, 2025, among Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee, relating to Seagate HDD Cayman’s 8.500% Senior Notes due 2031.

4.31	Supplemental Indenture, dated as of June 26, 2025, among Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and Computershare Trust Company, National Association, as Trustee, relating to Seagate HDD Cayman’s 9.625% Senior Notes due 2032.

4.32	Supplemental Indenture, dated as of June 26, 2025, among Seagate HDD Cayman, Seagate Technology Holdings plc, Seagate Technology Unlimited Company and U.S. Bank Trust Company, National Association, as Trustee, relating to Seagate HDD Cayman’s 5.750% Senior Notes due 2034.

99.1	Press Release, dated June 27, 2025, of Seagate Technology Holdings public limited company entitled “Seagate Announces Final Results of Exchange Offers and Consent Solicitations for Senior Notes.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2025	SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Gianluca Romano
	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)